UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 6, 2007

     Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:  (972) 869-3400

                                   Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On April 6, 2007, Thomas Group, Inc. (the “Company”) announced the findings of its voluntary investigation into the Company’s stock option granting practices and its resulting restatement of certain prior period financial statements. A copy of the press release issued by the Company in connection with the voluntary investigation and the restatement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date: April 6, 2007	By:	/s/ David English
David English,
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated April 6, 2007.